                                                                  Exhibit 10.1.3


                                SECOND AMENDMENT
                           TO STOCKHOLDERS' AGREEMENT

     This Second Amendment to Stockholders' Agreement (this "AMENDMENT") is entered into by and among AT&T Wireless PCS Inc., Cash Equity Investors and Management Shareholders and Tritel, Inc. ("TRITEL").

     WHEREAS, Tritel and Jerry M. Sullivan, Jr. ("SULLIVAN") have previously entered into an Employment Agreement dated January 7, 1999 ("PRIOR AGREEMENT"); and

     WHEREAS, management differences have arisen between Tritel and Sullivan;
and

     WHEREAS, pursuant to a Mutual Release and Termination Agreement of even date herewith ("RELEASE"), Tritel and Sullivan have resolved their differences; and

     WHEREAS, Tritel and Sullivan have agreed to and entered into a Stock Purchase Agreement, of even date herewith (the Release, Stock Purchase Agreement and certain other related documents executed pursuant thereto, all of even date herewith (collectively the "SULLIVAN TRANSACTION DOCUMENTS")); and

     WHEREAS, AT&T Wireless PCS Inc., Cash Equity Investors and Management Shareholders and Tritel entered into that certain Stockholders' Agreement dated as of January 7, 1999 (the "AGREEMENT"), and as a result of the Sullivan Transaction Documents desire to amend the Agreement pursuant to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows (capitalized terms used herein have the same meaning as defined in the Agreement, unless otherwise specified herein):

         1. No Management Stockholder. As of the date hereof, Sullivan shall no longer be a "MANAGEMENT STOCKHOLDER" for any purposes under the Agreement.
Schedule II is hereby amended by deleting Sullivan. The Management Stockholders are William M. Mounger, II, E.B. Martin, Jr. and William S. Arnett. All references to Sullivan as a Management Stockholder are hereby deleted. In addition, all references to Sullivan in Section 4.1(c) are hereby deleted.

         2. Sullivan Shares. Sullivan will continue to own the 4,500 shares of Company Class A Voting Common Stock ("SULLIVAN SHARES") subject to the Company's Restated Certificate of Incorporation and the Agreement, except the Sullivan Shares shall not be subject to the three year restriction on sale and transfer of shares as set forth in Section 4.1.c. of, or as such three year restriction may otherwise be contained in, the Agreement and Section 8.6 of the Agreement shall not be applicable to Sullivan. Pursuant to the terms of the Stock Purchase Agreement, Sullivan transferred all other ownership interests in the Company to the Company.

         3. No Other Rights. As of the date hereof and except as expressly set forth above with respect to the Sullivan Shares, Sullivan shall have no other rights or obligations pursuant to the Agreement.

         4. Ratification. The Agreement as amended hereby is ratified and affirmed, and except as expressly amended hereby, all other terms and provisions of the Agreement remain unchanged and continue in full force and effect. The terms of this Amendment shall control over any conflicts between the terms of the Agreement and the terms of this Amendment.

         5. Entire Agreement. The Agreement, as amended by this Amendment, constitutes the entire agreement and understanding between the parties hereto regarding the subject matter addressed therein.

         6. Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to accept facsimile signatures as an original signature.

     7. Stockholders. Tritel represents and warrants to Sullivan that the parties to this Agreement are all the parties necessary to effect this Amendment.

     8. Integrated Transaction. The provisions of this Agreement are an integral part of, and are necessary consideration for, the Sullivan Transaction Documents and the settlement of existing disputes between and among the parties. Any breach of, or default under, this Agreement or any of the Sullivan Transaction Documents shall constitute a breach of, and a default under, each of this Agreement and the Sullivan Transaction Documents.



        (Intentionally left blank, signature pages follow on next page)

         EXECUTED as of the ____ day of September, 1999.


                                          AT&T Wireless PCS, Inc.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

         EXECUTED as of the ____ day of September, 1999.


                                          TWR Cellular, Inc.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

         EXECUTED as of the ____ day of September, 1999.


                                          Tritel, Inc.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

         EXECUTED as of the ____ day of September, 1999.



                                          -------------------------------------
                                          Jerry M. Sullivan, Jr.

         EXECUTED as of the ____ day of September, 1999.


                                          CASH EQUITY INVESTORS:


                                          Toronto Dominion Investments, Inc.

                                          By:
                                             ----------------------------------
                                          Name: Martha L. Gariepy
                                          Title: Vice President

         EXECUTED as of the ____ day of September, 1999.


                                          Entergy Wireless Company

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

         EXECUTED as of the ____ day of September, 1999.


                                          General Electric Capital Corporation

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

         EXECUTED as of the ____ day of September, 1999.


                                          Washington National Insurance Company

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

         EXECUTED as of the ____ day of September, 1999.

                                   United Presidential Life Insurance Company

                                   By:
                                      ----------------------------------
                                   Name:
                                   Title:

         EXECUTED as of the ____ day of September, 1999.


                             Dresdner Kleinwort Benson Private Equity Partners
                             LP

                             By: Dresdner Kleinwort Benson Private Equity
                                 Managers LLC, as its general partner

                                 By:
                                    ----------------------------------------
                                      Name: Alexander P. Coleman
                                      Title: Authorized Signatory

         EXECUTED as of the ____ day of September, 1999.

                                Triune PCS, LLC, a Delaware limited liability company

                                     By:    Oak Tree, LLC
                                     Title: Manager

                                            By:    Triune Private Equity, LLC
                                            Title: Manager

                                                   By:
                                                      -------------------------
                                                   Name: Kevin Shepherd
                                                   Title: President

         EXECUTED as of the ____ day of September, 1999.


                                FCA Venture Partners II, L.P.

                                By: Clayton-DC Venture Capital Group, LLC, its
                                    general partner

                                    By:
                                       ----------------------------------------
                                    Name: D. Robert Crants, III
                                    Title: Manager

         EXECUTED as of the ____ day of September, 1999.

                                          Clayton Associates, LLC

                                          By:
                                             ----------------------------------
                                                    Its Managing Member

         EXECUTED as of the ____ day of September, 1999.

                                          Airwave Communications, LLC


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

         EXECUTED as of the ____ day of September, 1999.

                                 Digitial PCS, LLC (F/K/A Mercury PCS II, LLC)

                                 By: MSM, Inc., its Manager

                                     By:
                                        ---------------------------------------
                                     Name: E. B. Martin, Jr.
                                     Title: Vice President

         EXECUTED as of the ____ day of September, 1999.

                                      The Manufacturers' Life Insurance Company
                                      (U.S.A.)

                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

         EXECUTED as of the ____ day of September, 1999.


                                      Trillium PCS, LLC

                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

         EXECUTED as of the ____ day of September, 1999.

                                       Management Stockholders:

                                       ---------------------------------------
                                       William M. Mounger, II

                                       ---------------------------------------
                                       E. B. Martin, Jr.

                                       ---------------------------------------
                                       William S. Arnett